Hotchkis & Wiley Funds

Form N-SAR Report for the Period Ended 12/31/96


        The following are incorporated by reference:

Item 77-H
    Changes in control of Registrant - N-1A, Part C, Item 24(b), Exhibit 9(b), filed on 12/17/96

Item 77-Q1

        Advisory Agreements - N-1A, Part C, Item 24(b), Exhibit 5, filed on 12/17/96